SECOND AMENDMENT TO
SERVICES AGREEMENT

THIS SECOND AMENDMENT TO SERVICES AGREEMENT (this “Amendment”) is entered into as of October 9, 2017 to be effective as of October 1, 2017 by and between NCP FINANCE OHIO, LLC, an Ohio limited liability company (“Lender”), and ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company (the “Provider”), under the following circumstances:

WHEREAS, Lender and the Provider are parties to the Services Agreement dated as of July 15, 2015, as amended by the Amendment to Services Agreement dated as of November 22, 2016 (the “Original Agreement”).

WHEREAS, the Provider is an affiliate to Rise Credit Service of Ohio, LLC, a Texas limited liability company (“Rise Ohio”), and Rise Credit Service of Texas, LLC, a Texas limited liability company (“Rise Texas”).

WHEREAS, NCP Finance Limited Partnership, an Ohio limited partnership (“NCP Texas”), is an affiliate to Lender.

WHEREAS, the parties desire to amend certain provisions of the Original Agreement in accordance herewith.

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NCP and the Provider agree as follows:

1.Any capitalized words used in this Amendment but not defined shall have the meanings as set forth in the Original Agreement.

2.Section 2 of the Original Agreement is hereby amended and restated in its entirety as follows:

Section 2. Compensation

(a)    Service Fee. Lender shall pay a base annual fee of [****] payable in quarterly payments of [****], which commence with the quarter commencing October 1, 2017 and will be due on [****] (the “Service Fee”). The Service Fee shall increase, not a on a retroactive basis, but a prospective basis based upon changes in the outstanding portfolio balance of loans calculated on a trailing 12 month rolling average basis on a quarterly basis to Ohio customers of Rise Ohio as follows:

Ohio Portfolio Balance
Average Millions        Annual Fee        Quarterly Fee

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

[****]                [****]            [****]

For the avoidance of doubt, if one of the above ranges are achieved on a rolling 12-month basis in a quarter, the servicing amount payable for that quarter will not change, and the new quarterly fee shall not be due until completion of the first calendar quarter following reaching that range (as an example, if a new pricing range is reached during the quarter ending September 30, the new pricing will be applied to the quarter beginning October 1, but would not be payable at that pricing until January 15). All quarterly payments shall be due on the 15th of the month following the completion of the calendar quarter.

If any of the foregoing occur: [****], Lender shall be entitled to renegotiate a reduction in the Service Fee, which will be reduced by, at a minimum, [****] per year.

i.    Rise Ohio shall provide to Lender and Rise Texas shall provide to NCP Texas on a quarterly basis within five days of completion of each calendar quarter quarterly reports evidencing the total principal amount of all CSO model loans referred to lenders in Ohio and Texas, together with the total principal amount of all such loans referred solely to Lender and NCP Texas.

ii.    Rise Ohio and Rise Texas shall use its best efforts to provide that [****] of all customers referred to NCP Ohio and NCP Texas shall be Ohio customers (which is an approximation of the current relative balances of Ohio and Texas customers).

(b)    Past fees. Lender will pay to Provider an additional amount for past services under the Original Agreement equal to [****], which is payable in [****]equal monthly installments of [****], with the first installment due on [****].

(c)    Marketing Fee. Lender shall pay an annual fee of [****] to the Provider for marketing services performed by the Provider for the Ohio loan program, commencing October 1, 2017 and due annually on the anniversary of this date, or such other date as Lender and the Provider shall agree in writing from time-to-time. Such marketing services shall include the dissemination and creation of advertisements for Lender’s loans, including, without limitation, digital marketing, social media markets, television, radio, mail and email, all of which must be approved by Lender prior to the Provider disseminating such marketing.

3.This Amendment may be executed in any number of counterparts, each when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

4.Except as modified by this Amendment, the Original Agreement remains in full force and effect and has not otherwise been altered, revised or modified and is hereby ratified and confirmed in all respects.

[SIGNATURE PAGE TO FOLLOW.]

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

NCP FINANCE OHIO, LLC

By: /s/ Christopher Henn
Its: CFO

ELEVATE CREDIT SERVICE, LLC

By:/s/ Christopher Lutes
Its: CFO

[****] = “CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”